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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        February 17, 1999
                                                   -----------------------------

                               Open Market, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        0-28436                                            04-3214536
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(Commission File Number)                       (IRS Employer Identification No.)


One Wayside Road, Burlington, Massachusetts                  01803
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(Address of principal executive offices)                   (Zip Code)


                                (781) 359-3000
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              Registrant's Telephone Number, Including Area Code


                                Not Applicable
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ITEM 5.   OTHER EVENTS

     On February 17, 1999, the Board of Directors of Open Market, Inc., a Delaware corporation (the "Company"), approved an amendment (the "Amendment") to the Rights Agreement, dated January 26, 1998 (the "Rights Agreement"), between the Company and BankBoston N.A., as Rights Agent (the "Rights Agent"), eliminating provisions related to the ability of newly elected directors to redeem rights under the Rights Agreement. The description and terms of the Amendment are set forth in Amendment No. 1, dated as of February 17, 1999, to the Rights Agreement between the Company and the Rights Agent, attached hereto as Exhibit 4.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
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Exhibit No.    Description
-----------    -----------

 4.1 Amendment No. 1, dated as of February 17, 1999, to the Rights Agreement, dated as of January 26, 1998, between the Company and BankBoston N.A., as Rights Agent.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 4, 1999                    OPEN MARKET, INC.



                                        By:  /s/ Regina O. Sommer
                                             -----------------------------------
                                             Regina O. Sommer
                                             Senior Vice President and
                                             Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.         Exhibit
-----------         -------

 4.1 Amendment No. 1, dated as of February 17, 1999, to the Rights Agreement dated as of January 26, 1998, between the Registrant and BankBoston N.A., as Rights Agent